                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended January 1, 2005, to be filed with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 8th day of February, 2005.

                                                              V.F. CORPORATION

ATTEST:

/s/ Candace S. Cummings                By: /s/ Mackey J. McDonald
-----------------------------------        ------------------------------------
Candace S. Cummings                        Mackey J. McDonald
Secretary                                  Chairman of the Board, President
                                           and Chief Executive Officer

Principal Executive Officer:               Principal Financial Officer:

/s/ Mackey J. McDonald                     /s/ Robert K. Shearer
-----------------------------------        ------------------------------------
Mackey J. McDonald                         Robert K. Shearer
Chairman of the Board, President           Vice President-Finance & Global
and Chief Executive Officer                Processes and Chief Financial Officer


/s/ Edward E. Crutchfield                  /s/ Robert J. Hurst
-----------------------------------        ------------------------------------
Edward E. Crutchfield, Director            Robert J. Hurst, Director

/s/ Juan Ernesto de Bedout                 /s/ W. Alan McCollough
-----------------------------------        ------------------------------------
Juan Ernesto de Bedout, Director           W. Alan McCollough, Director

/s/ Ursula F. Fairbairn                    /s/ Mackey J. McDonald
-----------------------------------        ---------------------------------
Ursula F. Fairbairn, Director              Mackey J. McDonald, Director

/s/ Barbara S. Feigin                      /s/ Clarence Otis, Jr.
-----------------------------------        ------------------------------------
Barbara S. Feigin, Director                Clarence Otis, Jr., Director

/s/ George Fellows                         /s/ M. Rust Sharp
-----------------------------------        ------------------------------------
George Fellows, Director                   M. Rust Sharp, Director

/s/ Daniel R. Hesse                        /s/ Raymond G. Viault
-----------------------------------        ------------------------------------
Daniel R. Hesse, Director                  Raymond G. Viault, Director